UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2011
Walter Investment Management Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive, Suite 1100 Tampa, FL	33607

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 421-7600
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On March 28, 2011, representatives of Walter Investment Management Corp. (the “Company”) held an investor presentation, which was webcast, announcing the execution of a Membership Interest Purchase Agreement, dated as of March 25, 2011, by and among GTH LLC, GTCS Holdings LLC and the Company. The Company is furnishing the slide presentation, which it used at its teleconference and webcast on March 28, 2011, and which it may use from time to time in presentations related to the transaction. The slides are “furnished” pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the registrant specifically incorporates them by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Form 8-K and furnishing this information, the registrant makes no admission as to the materiality of the information included in the slides. The registrant undertakes no duty or obligation to publicly update or revise the information included in the slides, although it may do so from time to time as the Company’s management believes is warranted. Any such updating may be made through the filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosure. The Company will make copies of the slides available for viewing at www.walterinvestment.com, although the Company reserves the right to discontinue that availability at any time. A copy of the investor presentation is attached hereto as Exhibit 99.1.
Item 8.01 Other Events.
On March 28, 2011, the Company issued a press release announcing the execution of the Membership Interest Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.2.
The information provided pursuant to this Item 8.01, including Exhibit 99.2 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.
No Offer or Solicitation.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Presentation Materials dated March 28, 2011

99.2	Press Release of Walter Investment Management Corp. dated March 28, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.
By:	/s/ Stuart Boyd
Stuart Boyd, Vice President
General Counsel and Secretary
Date: March 28, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Presentation Materials dated March 28, 2011

99.2	Press Release of Walter Investment Management Corp. dated March 28, 2011